DISCONTINUED OPERATIONS - Condensed cash flows of lottery business related VIEs and Mining pool Business (Details) - Discontinued Operations, Disposed of by Sale - Mining pool operation $ in Thousands	6 Months Ended
Jun. 30, 2024 USD ($)
DISCONTINUED OPERATIONS
Net cash used in operating activities	$ (414)
Net cash provided by investing activities	303
Effect of exchange rate changes on cash, cash equivalents and restricted cash	78
Net decrease in cash, cash equivalents and restricted cash	$ (33)